                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): June 11, 2001


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)

ITEM 5.    OTHER EVENTS
-------    ------------

     On June 11, 2001, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced that the taxing authorities in the United Kingdom approved the Company's application for a special tax incentive for qualifying vessel owners. Additional information is included in the Company's press release dated June 11, 2001, which is attached hereto as Exhibit 99.1.

(b)   Exhibits.

Exhibit No.                   Description
-----------       ----------------------------------------
99.1              Press Release dated June 11, 2001



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: June 11, 2001                      By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Executive Vice President and
                                            Chief Financial Officer

                               EXHIBIT INDEX

Exhibit No.                   Description
-----------       ----------------------------------------
99.1              Press Release dated June 11, 2001